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                                                                 EXHIBIT 10.2(a)

                    SONESTA INTERNATIONAL HOTELS CORPORATION
                                (the "Borrower")

             First Allonge to $2,000,000 Commercial Promissory Note
                      dated September 29, 2000 (the "Note")

                                                          Boston, Massachusetts
                                                          September 29, 2001

1. Amendment to Maturity.

     As used in the Note, the definition of "Maturity" is hereby amended to read "September 29, 2002."

     THIS ALLONGE IS MADE AND DELIVERED by the Borrower and shall be a part of the Note. The Note referred to above, as amended hereby, is hereby reaffirmed by the Company.

                                        SONESTA INTERNATIONAL
                                        HOTELS CORPORATION

                                        By: /s/ Peter J. Sonnabend
                                                -------------------------
                                            Peter J. Sonnabend
                                            Vice Chairman

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